Exhibit 99.1

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE SECURITIES PURCHASED HEREUNDER ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND RESALE UNDER THE SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY OPERATING AGREEMENT OF GRAC HOLDINGS LLC, DATED AS OF DECEMBER 18, 2018, AS AMENDED AND IN EFFECT FROM TIME TO TIME (THE “OPERATING AGREEMENT”), AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS PURSUANT TO REGISTRATION OR EXEMPTION FROM REGISTRATION REQUIREMENTS THEREUNDER

CONTRIBUTION AND UNIT SUBSCRIPTION AGREEMENT

THIS CONTRIBUTION AND UNIT SUBSCRIPTION AGREEMENT (this “Agreement”) is made as of December 18, 2018, by and among GRAC Holdings LLC, a Delaware limited liability company (the “Company”), PZ Holdings Ltd., an Ohio limited liability company (“Pet Zone”), Dr. Steven Tsengas, individually (“S. Tsengas”) and Konstantine (Dean) S. Tsengas, individually (“D. Tsengas” and, together with Pet Zone and S. Tsengas, collectively, the “Subscribers” and each, individually, a “Subscriber” and, together with the Company, the “Parties” and each a “Party”).

Recitals

WHEREAS, the Company is the sole member of Paws Merger Parent, LLC, a Delaware limited liability company (“Purchaser”);

WHEREAS, upon the completion of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of December 18, 2018, by and among, Purchaser; Paws Merger Sub, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), and OurPet’s Company, a Colorado corporation (the “Target”) (the “Merger Agreement”; capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement), Merger Sub will be merged with and into the Target with the Target as the surviving entity (the “Merger,” and together with the other transactions contemplated by the Merger Agreement, the “Merger Transactions”);

WHEREAS, in connection with, and as a condition and inducement to Purchaser’s willingness to enter into the Merger Transaction, the Subscribers desire, based on each Subscriber’s Pro Rata Portion, to contribute, assign and transfer shares of common stock of the Target (“Common Stock”) having an aggregate value of One Million Seven Hundred Forty-Seven Thousand Eight Hundred Eighteen Dollars ($1,747,818) (such value, the “Contribution Value”, and such Common Stock, the “Rollover Shares”), contingent on and effective as of the Closing of the Merger Transaction (each such contribution and transfer, a “Contribution” and collectively, the “Contributions”), in exchange for a certain number of Class 2 units of membership interest in the Company (the “Class 2 Units”), issued by the Company (as set forth opposite each such Subscriber’s name on Exhibit A hereto);

WHEREAS, each Rollover Share being contributed by the Subscribers to the capital of the Company shall be deemed contributed to the capital of the Company immediately prior to the Effective Time; and

WHEREAS, the Parties wish to memorialize in this Agreement (i) the Contribution, and (ii) the purchase and issuance of the Subscriber Units.

NOW, THEREFORE, in consideration of the mutual covenants and representations herein set forth, for good and valuable consideration, the Parties, intending to be legally bound, hereby agree as follows:

1.	Contribution and Issuance of the Subscriber Units. Each Subscriber agrees to the Contribution, and the Company agrees to accept from such Subscriber, each Subscriber’s Contribution, effective as of immediately prior to the Effective Time. Concurrently with the Contribution and in exchange therefor, the Company agrees to issue to each Subscriber, and each Subscriber agrees to accept from the Company, subject to the terms and provisions of this Agreement, the number of Subscriber Units set forth opposite each such Subscriber’s name set forth on Exhibit A hereto.

2.	Tax Characterization and Capital Contribution. The Parties intend that the issuance of the Subscriber Units in exchange for the Contribution shall be treated as a tax-free exchange for state and federal income tax purposes to the extent allowed by Section 721 of the Internal Revenue Code of 1986, as amended (the “Code”), and related Treasury Regulations, and the Parties agree to report the transactions evidenced by this Agreement in a manner consistent with the foregoing. The Parties further acknowledge and agree that, as a result of the contribution of the Contribution, the Subscribers will be deemed to have made an aggregate capital contribution to the Company in the amount of One Million Seven Hundred Forty-Seven Thousand Eight Hundred Eighteen Dollars ($1,747,818).

3.	Investment Representations. In connection with the issuance of the Subscriber Units, each Subscriber, severally but not jointly, hereby represents and warrants to the Company as follows:

(a)	This Agreement constitutes the valid and legally binding obligation of each Subscriber, enforceable against such Subscriber in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general application affecting enforcement of creditors’ rights generally. The representations, warranties, agreements, undertakings and acknowledgments made by each Subscriber in this Section 3 are made with the intent that they be relied upon by the Company in determining such Subscriber’s suitability as a purchaser of the Subscriber Units, and shall survive indefinitely.

(b)	Each individual Subscriber has the legal capacity and authority to enter into and perform his obligations under this Agreement. Pet Zone has the limited liability company power and authority to enter into and perform its obligations under this Agreement. All limited liability company action necessary or appropriate to the execution and delivery of this Agreement taken by or on behalf of Pet Zone has been taken and none of such actions are qualified or have been modified or rescinded. This Agreement and the transactions contemplated hereby do not and will not contravene any provision of any certificate of formation, operating agreement or other governing document or agreement of Pet Zone.

(c)	All of the Rollover Shares to be contributed by the Subscribers to the Company pursuant to this Agreement have been duly authorized, and when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and shall be free and clear of any liens.

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(d)	Each Subscriber is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Subscriber Units. Each Subscriber has substantial experience in financial and business matters, including evaluating and investing in private placement transactions of securities in companies similar to the Company so that such Subscriber is capable of evaluating the merits and risks of such Subscriber’s investment in the Company and has the capacity to protect such Subscriber’s own interests. Each Subscriber has been advised to consult with such Subscriber’s own attorneys and tax and financial advisors regarding legal matters concerning an investment in the Company and the tax and financial consequences of such investment and is not relying on the Company or any affiliate thereof with respect to such matters.

(e)	Each Subscriber acknowledges that such Subscriber’s investment in the Company is highly speculative and entails a substantial degree of risk and that such Subscriber is in a position to lose the entire amount of such investment.

(f)	Each Subscriber is acquiring the Subscriber Units for investment for such Subscriber’s own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act, and such Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Subscriber further represents that such Subscriber does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Subscriber Units. Each Subscriber understands that the Subscriber Units have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Subscriber’s representations as expressed herein.

(g)	Each Subscriber understands that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company’s securities. Each Subscriber has had an opportunity to discuss the Company’s business, management and financial affairs with its management. Each Subscriber has also had an opportunity to ask questions of officers of the Company, which questions were answered to such Subscriber’s satisfaction.

(h)	Each Subscriber understands that the Subscriber Units will be “restricted securities” as that term is defined in Rule 144 under the Act, and the Subscriber Units must be held indefinitely unless they are subsequently registered or qualified under the Act and other applicable securities laws or unless exemptions from such registration or qualification are available. The Company is not under any obligation to register the Subscriber Units under the Act or to comply with the Regulation A or any other exemption and Rule 144 is not available for sales of Units.

(i)	Each Subscriber is an “accredited investor” as defined in Rule 501(a) under Regulation D under the Securities Act.

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4.	Representations of the Company. In connection with the issuance of the Subscriber Units, the Company hereby represents to the Subscribers, as follows:

(a)	The Company is a limited liability company duly formed, validly existing, and in good standing under the laws of the State of Delaware. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general application affecting enforcement of creditors’ rights generally.

(b)	The Company has the limited liability company power and authority to enter into and perform its obligations under this Agreement. All limited liability company action necessary or appropriate to the execution and delivery of this Agreement by the Company has been taken by or on behalf of the Company and none of such actions are qualified or have been modified or rescinded.

(c)	All of the Subscriber Units to be issued to the Subscribers pursuant to this Agreement have been duly authorized, and when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and shall be free and clear of any liens, other than liens (if any) created (i) pursuant to the Operating Agreement; (ii) by or through such Subscriber or any of such Subscriber’s respective representatives; or (iii) under or pursuant to applicable federal or state securities laws.

(d)	The execution, delivery and performance by the Company of this Agreement, and the consummation by the Company of the transactions contemplated hereby, will not require any consent, approval, action, order, authorization or permit of, or registration or filing with, any Governmental Entity, other than (i) such as may be required under any applicable state securities laws; (ii) notice filings under applicable federal securities laws; and (iii) other consents, approvals, actions, orders, authorizations, registrations, declarations, filings and permits that, if not obtained or made, would not have a material adverse effect on the Company or the ability of the Company to consummate the transactions contemplated by this Agreement.

(e)	The execution, delivery and performance by the Company of this Agreement do not (i) contravene or conflict with the organizational documents of the Company, including its certificate of formation, or the Operating Agreement; (ii) assuming compliance with the matters referred to in subsection (d) above and the truthfulness of the representations of the other parties hereto, contravene or conflict with or constitute a violation of any provision of any law binding upon or applicable to the Company or by which any of its properties is bound or affected; or (iii) constitute a default under or give rise (with or without notice or lapse of time or both) to a right of termination, amendment, cancellation or acceleration under any agreement (including, without limitation, the Operating Agreement, any financing agreement, contract, note, bond, mortgage, indenture, lease, franchise, permit or other similar authorization or joint venture agreement), or other instrument binding upon the Company, other than, in the case of clauses (ii) and (iii) any items that have not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of the Company to consummate the transactions contemplated by this Agreement.

(f)	The Company has not conducted any general solicitation or general advertisement in connection with the Contribution or an investment in the Company by any person.

(g)	The Company is not a “United States real property holding corporation” within the meaning of Section 897(c) of the Code.

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(h)	All of the Subscriber Units to be issued to the Subscribers pursuant to this Agreement have been duly authorized, and when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and shall be free and clear of any liens, other than liens (if any) created (i) pursuant to the Purchase Agreement or the Operating Agreement; (ii) by or through the Subscribers or any of the Subscribers’ respective representatives; or (iii) under or pursuant to applicable federal or state securities laws. At and immediately after the Closing, the authorized Equity Securities of the Company shall be an aggregate of 28,496,454 Units, consisting of 16,213,841 Class 1 Units and 12,282,613 Class 2 Units. At and immediately after the Closing, there will be issued and outstanding no (i) other units of membership interest of the Company, (ii) securities of the Company convertible into or exchangeable for units of membership interest or other voting securities of the Company, or (iii) options or other rights to acquire from the Company, or other obligation of the Company to issue any units of membership interest, other voting securities or securities convertible into or exchangeable for units of membership interest or any other voting securities of the Company, except for the Subscriber Units to be issued hereunder.

(i)	Neither the issuance of the Subscriber Units by the Company nor the purchase of the Subscriber Units by the Subscribers, nor the use of the proceeds thereof, shall cause any Subscriber to violate the U.S. Bank Secrecy Act, as amended, and any applicable regulations thereunder or any of the sanctions programs administered by the U.S. Department of the Treasury’s Office of Foreign Control (“OFAC”) of the United States Department of Treasury, any regulations promulgated thereunder by OFAC or under any affiliated or successor governmental or quasi-governmental office, bureau or agency and any enabling legislation or executive order relating thereto.

5.	Contribution and Subscription Deliveries. At the closing of the transactions contemplated herein, (a) the Company shall deliver to each Subscriber: (i) this Agreement duly executed by the Company and (ii) the Operating Agreement duly executed by the Company, and (b) each Subscriber shall deliver to the Company: (i) this Agreement duly executed by such Subscriber, and (ii) the Operating Agreement duly executed by such Subscriber.

6.	General Provisions.

(a)	This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware as they apply to contracts entered into and wholly to be performed within such state by residents thereof. This Agreement constitutes the entire agreement of the Parties with respect to the subject matter hereof and supersedes in their entirety all prior undertakings and agreements of the Parties with respect to the subject matter hereof. This Agreement may not be modified or amended except by means of a writing signed by the Parties.

(b)	All notices, communications and deliveries required or made hereunder must be made in writing signed by or on behalf of the Party making the same and shall be delivered personally or by electronic transmission or by a national overnight courier service or by registered or certified mail (return receipt requested) (with postage and other fees prepaid) as follows:

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To the Company:	GRAC Holdings LLC c/o Guardian Capital Partners 724 W. Lancaster Ave., Suite 120 Wayne, Pennsylvania 19087 Attn: Peter Haabestad E-mail: phaabestad@guardiancp.com
with a copy (which shall not constitute notice) to:	DLA Piper LLP (US) 1650 Market Street, Suite 4900 Philadelphia, Pennsylvania 19103 Attn: John M. Coogan, Jr., Esq. E-mail: jay.coogan@dlapiper.com

To Pet Zone:	PZ Holdings Ltd. 1801 East Ninth Street, Suite 1700 Cleveland, Ohio 44114 Attention: Charlie MacMillan
with a copy (which shall not constitute notice) to:	Kohrman Jackson & Krantz LLO 1375 East Ninth Street One Cleveland Center, 29th Floor Cleveland, Ohio 44114-1793 Attention: Christopher Hubbert Email: cjh@kjk.com
To S. Tsengas:	Dr. Steven Tsengas 8232 Manor Gate Way Mentor, Ohio 44060 Email: Stsengas@ourperts.com
with a copy (which shall not constitute notice) to:	Kohrman Jackson & Krantz LLO 1375 East Ninth Street One Cleveland Center, 29th Floor Cleveland, Ohio 44114-1793 Attention: Christopher Hubbert Email: cjh@kjk.com
To D. Tsengas:	Konstantine S. Tsengas 6433 Deer Haven Drive Concord, Ohio 44077 Email: Dtsengas@ourpets.com
with a copy (which shall not constitute notice) to:	Kohrman Jackson & Krantz LLO 1375 East Ninth Street One Cleveland Center, 29th Floor Cleveland, Ohio 44114-1793 Attention: Christopher Hubbert Email: cjh@kjk.com

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or to such other address as any Party shall designate by proper notice.

(c)	Neither this Agreement nor any rights or obligations hereunder may be assigned by any Party without the prior written consent of the other Parties.

(d)	Any Party’s failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor shall it prevent that Party thereafter from enforcing each and every other provision of this Agreement. The rights granted the Parties hereunder are cumulative and shall not constitute a waiver of any Party’s right to assert all other legal remedies available to it under the circumstances.

(e)	The representations, warranties, covenants and agreements made herein shall survive the execution of this Agreement and the effective date of the transactions contemplated hereby.

(f)	The Parties agree upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

(g)	This Agreement shall be binding upon and inure to the benefit of the successors, heirs, personal representatives, donees and permitted assignees of the Parties and their estates created in bankruptcy or at death.

(h)	This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Signatures delivered via electronic mail utilizing .pdf or other format shall be deemed original signatures for all purposes hereunder.

SIGNATURE PAGE FOLLOWS

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

COMPANY:

GRAC HOLDINGS LLC,
a Delaware limited liability company

By:	/s/ Peter H. Haabestad

Name:	Peter H. Haabestad
Title:	President

[Signature Page to GRAC Holdings LLC Subscription Agreement]

SUBSCRIBER:

PZ HOLDINGS LTD.

By:	/s/ Charlie MacMillan

Name:	Charlie MacMillan
Title:	Secretary

[Signature Page to GRAC Holdings LLC Subscription Agreement]

SUBSCRIBER:

/s/ Dr. Steven Tsengas
Dr. Steven Tsengas, individually

[Signature Page to GRAC Holdings LLC Subscription Agreement]

SUBSCRIBER:

/s/ Konstantine S. Tsengas
Konstantine S. Tsengas, individually

[Signature Page to GRAC Holdings LLC Subscription Agreement]

EXHIBIT A

Name and Address of Subscriber	Capital Contribution	Class 2 Units
PZ Holdings Ltd. 1801 East Ninth Street, Suite 1700 Cleveland, Ohio 44114 Attention: Charlie MacMillan	$631,437	203,987

Dr. Steven Tsengas 8232 Manor Gate Way Mentor, Ohio 44060 Email: Stsengas@ourpets.com	$926,387	299,272

Konstantine S. Tsengas 6433 Deer Haven Drive Concord, Ohio 44077 Email: Dtsengas@ourpets.com	$189,994	61,378

Exhibit A to GRAC Holdings LLC Contribution and Unit Subscription Agreement